Investor Presentation July 2015 Brian Vance Chief Executive Officer Jeff Deuel President & Chief Operating Officer Don Hinson Executive Vice President & Chief Financial Officer Bryan McDonald Executive Vice President & Chief Lending Officer

FORWARD – LOOKING STATEMENT 2 This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: • The expected revenues, cost savings, synergies and other benefits from the Washington Banking merger and our other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to, customer and employee retention might be greater than expected; • The credit and concentration risks of lending activities; • Changes in general economic conditions, either nationally or in our market areas; • Competitive market pricing factors and interest rate risks; • Market interest rate volatility; • Balance sheet (for example, loans) concentrations; • Fluctuations in demand for loans and other financial services in our market areas; • Changes in legislative or regulatory requirements or the results of regulatory examinations; • The ability to recruit and retain key management and staff; • Risks associated with our ability to implement our expansion strategy and merger integration; • Stability of funding sources and continued availability of borrowings; • Adverse changes in the securities markets; • The inability of key third-party providers to perform their obligations to us; • Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and • These and other risks as may be detailed from time to time in our filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for the second quarter of 2015 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.

3 COMPANY OVERVIEW

OVERVIEW 4 Overview NASDAQ Symbol HFWA Market Capitalization $563.1 million Institutional Ownership 78.5% Total Assets $3.5 billion Headquarters Olympia, WA # of Branches 66 Year Established 1927 Note: Financial information as of 6/30/2015 and market information as of 7/22/2015 Three banks, one charter

5 HISTORICAL GROWTH – ORGANIC AND ACQUISITIVE Source: Company financials, as of 12/31/2014 Note: All dollars in millions Acquired North Pacific Bancorporation Acquired Washington Independent Bancshares Inc. Acquired Western Washington Bancorp Completed 2 FDIC deals - Pierce Commercial Bank and Cowlitz Bank acquiring $211M and $345M in deposits, respectively Acquired Valley Community Bancshares, Inc. with $254M in assets and Northwest Commercial Bank with $65M in assets Merger with Washington Banking Company  In addition to organic growth, HFWA has completed 6 whole bank mergers and 2 FDIC-assisted transactions since 1998

6 EXPANDING METRO MARKETS • We recently leased space in the City Centre building for our new downtown Seattle location which will open in early August • With the recently announced new lender hires, we will have 6 lenders, 2 support staff and 2 cash management officers moving from our current Westlake branch to our new location. • We anticipate adding 3 new lenders over the next 90 days with additional support staff • In addition to the downtown Seattle location, we have 9 branches in King County

7 STRONG AND DIVERSE ECONOMIC LANDSCAPE • Thriving local economy with job growth in technology and aerospace sectors • Seattle economy ranks 11th largest in the country by GDP, which increased 4.1% since 2013 • Seattle’s population grew 5.2% from 2010 to 2014 • Washington per capita income ranked 14th in the United States at $47,031, 5.3% higher than the national average** • Fortune 500 companies headquartered in Washington, include Amazon, Costco, Microsoft, PACCAR, Nordstrom, Weyerhaeuser, Expeditors, Alaska Air, Expedia and Starbucks • Significant increase in new construction coupled with improving economic conditions have led to an improving real estate market – Number of Seattle building permits increased by 99% overall year-to-date* – Number of Washington building permits increased 67% overall year-to-date* – Seattle home prices increased 4.5% from January 2014 to January 2015 Headquartered in Western Washington Major Operations in Western Washington Note: Information for Seattle MSA, where available Source: U.S. Department of Commerce, Federal Reserve Bank of St. Louis, Office of Financial Management, U.S. Census Bureau, City of Seattle, Puget Sound Economic Forecaster, National Association of Home Builders, S&P Case-Shiller *Information as of 3/31/2015 ** Information as of 5/30/2014 Fort Lewis McChord Air Force Base

8 FINANCIAL UPDATE

FINANCIAL UPDATE – Q2 2015 9 • Diluted earnings per share were $0.29 for the quarter, an increase from $0.16 per share from the prior year quarter • Return on average assets of 1.01% • Return on average tangible common equity of 10.50% • Dividend declared on July 22, 2015 of $0.11 per share • Noncovered loans receivable, net of allowance for loan losses, increased $68.5 million, or 3.2%, to $2.22 billion • Non-maturity deposits increased $63.1 million, or 2.6%, to $2.49 billion Source: Company financials, as of 6/30/2015

10 LOAN PORTFOLIO Loan Portfolio Trends Loan Portfolio Mix - % of Total* Source: Company financials, as of 6/30/2015 Note: All dollars in millions *Includes non-covered and covered loans **Excludes impact from incremental accretion on purchased loans • Total CRE of 52.9% of total loans • Total C&I and owner-occupied CRE of 47.6% of total loans • Core yield on loans of 4.88% in Q2 2015** • Gross loans of $2.4 billion, including $107.7 million of covered loans remaining in loan portfolio from FDIC- assisted acquisitions • $233.2 million of loan originations in Q2 2015 1-4 Family 2.9% Owner- Occupied CRE 24.1% Nonowner- Occupied CRE 28.8% Commercial & Industrial 23.5% Construction & Land Development 4.6% Consumer 11.5% Covered Loans 4.6% $1,029 $1,232 $2,257 $2,297 $2,354 89.4% 86.0% 76.7% 77.9% 78.9% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% $- $500 $1,000 $1,500 $2,000 $2,500 2012 2013 2014 Q1 2015 Q2 2015 Gross Loans (Incl. HFS)* Net Loans / Deposits Ratio

11 DEPOSIT PROFILE Deposit Trends Deposit Mix - % of Total Source: Company financials, as of 6/30/2015 Note: All dollars in millions • Noninterest bearing demand of 24.7% of total deposits • Non-maturity deposits of 84.3% of total deposits • YTD non-maturity deposit growth of 4.4% • Cost of total deposits of 0.23% in Q2 2015 Noninterest Bearing Demand 24.7% NOW Accounts 28.5% Money Market Accounts 17.4% Savings Accounts 13.7% Certificates of Deposits 15.7% $1,118 $1,399 $2,906 $2,912 $2,946 22.1% 25.0% 24.4% 24.0% 24.7% 15.0% 17.0% 19.0% 21.0% 23.0% 25.0% 27.0% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2012 2013 2014 Q1 2015 Q2 2015 Total Deposits Noninterest Bearing Demand % of Total Deposits

12 NET INTEREST MARGIN TRENDS Net Interest Margin (Core vs. Accretion)* Source: Company financials, as of 6/30/2015 *Impact on net interest margin from incremental accretion on purchased loans 4.37% 4.29% 4.20% 4.23% 4.12% 3.83% 3.86% 3.87% 3.84% 0.45% 0.38% 0.38% 0.25% 0.43% 0.49% 0.88% 0.44% 0.35% 4.82% 4.67% 4.58% 4.48% 4.55% 4.32% 4.74% 4.31% 4.19% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Core NIM Accretion* Net Interest Margin

13 CASH, INTEREST EARNING DEPOSITS & INVESTMENT SECURITIES Cash, Interest Earning Deposits & Investment Securities Investment Portfolio Mix Source: Company financials, as of 6/30/2015 Note: All dollars in millions • Total cash, interest earning deposits and investment securities of $823 million, or 23.7% of total assets • Average yield on taxable investment securities of 1.68% in Q2 2015 • Average yield on non-taxable investment securities of 2.11% in Q2 2015 US MBS & CMOs Gov't Agency 68.3% Municipal Securities 26.8% US Treasury & U.S. Gov't Agency 3.8% Other 1.1% $154 $199 $779 $783 $733 $107 $146 $132 $89 $90 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2012 2013 2014 Q1 2015 Q2 2015 Total Investment Securities Cash & Interest Earning Deposits

14 NON-INTEREST EXPENSE Source: Company financials, as of 6/30/2015 Note: All dollars in thousands Non-Interest Expense Detail and Efficiency Ratio

CREDIT QUALITY TRENDS 15 Source: Company financials, as of 6/30/2015 Note: All dollars in thousands Note: Excludes purchased covered loans - - - - Loan Loss Reserve and LLR/Loans $22,369 $22,220 $22,153 $22,317 1.08% 1.08% 1.04% 1.03% 1.00% 1.01% 1.02% 1.03% 1.04% 1.05% 1.06% 1.07% 1.08% 1.09% $- $5,000 $10,000 $15,000 $20,000 $25,000 Q2 2014 Q3 2014 Q4 2014 Q1 2015 LL R/ Lo an s Lo an Lo ss Re se rve Loan Loss Reserve LLR / Loans $821 $716 $1,383 $1,121 $727 0.18% 0.13% 0.27% 0.21% 0.13% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 NC Os / A vg . L oa ns Ne t C ha rg e- Of fs Net Charge Offs NCOs / Avg. Loans Net Charge-Offs and NCOs/Avg. Loans NPAs / Assets $22,369 $22,220 $22,153 $22,317 $ 2,7 9 1.08% 1.08% 1.04% 1.03% 1.02% 0 98 . 0 1.02% 1.04% 1.06% 1.08% 1.10% .12 14 Q2 014 Q3 2014 Q4 2014 Q 2015 Q 2015 LL R/ Lo an s Lo an Lo ss Re se rve $370 $567 $1,316 $1,285 $1,189 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Pr ov is io n E xp en se Provision Expense 0.58% 0.48% 0.29% 0.26% 0.21% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 NP As / A ss et s

CAPITAL RATIO TRENDS 16 Source: Company financials, as of 6/30/2015 - - - - Tier-1 Capital Ratio 13.6% 11.3% 10.2% 10.6% 10.6% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2012 2013 2014 Q1 2015 Q2 2015 13.9% 11.4% 9.8% 10.0% 9.9% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2012 2013 2014 Q1 2015 Q2 2015 18.7% 15.5% 13.9% 13.4% 13.1% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 2012 2013 2014 Q1 2015 Q2 2015 19.9% 16.8% 15.1% 14.5% 14.1% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 2012 2013 2014 Q1 2015 Q2 2015 Tangible Common Equity Ratio Risk Based Capital Ratio Leverage Ratio

PROFITABILITY TRENDS 17 Source: Company financials, as of 6/30/2015 Note: All dollars in thousands, except per share - - Earnings Per Share $0.16 $0.23 $0.24 $0.32 $0.29 $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 ROAA $4,148 $7,068 $7,255 $9,779 $8,725 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Dividends Per Share* 0.59% 0.82% 0.83% 1.15% 1.01% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 6.10% 8.71% 8.85% 11.98% 10.50% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 ROATCE Net Income

TOTAL SHAREHOLDER RETURN 18 Total Return* – Last Twelve Months Source: SNL Financial, as of 7/22/2015 Note: SNL U.S. Bank $1B-$5B index includes banks nationwide with total assets of $1.0 billion to $5.0 billion *Total return includes stock price appreciation and reinvested dividends **Average Street EPS estimates, per FactSet Research Systems, Inc. ***Dividends based on date declared +8.8% +19.0% +23.4% - - Dividends Per Share*** +18.9% Dividends Per Share*** Ticker HFWA Exchange NASDAQ Stock Price 18.62$ Market Cap. ($MM) 563.1$ Dividend Yield (Regular Div. Only) 2.36% Average Daily Volume (3 Mo.) Avg. Daily Volume (Shares) 67,952 Avg. Daily Volume ($000s) 1,265$ 52-Week High / Low Price 52-Week High (7/22/2015) 18.74$ 52-Week Low (2/02/2015) 15.44$ Per Share Tg. Book Value Per Share 11.02$ EPS - 2015E** 1.23$ EPS - 2016E** 1.34$ Number of Research Analysts 5 Valuation Ratios Price / Tg. Book Value 169.0% Price / 2015E EPS** 15.2x Price / 2016E EPS** 13.9x

HFWA INVESTMENT THESIS 19 • Western Washington geographic footprint with vibrant economy and attractive long-term demographics • Benefits of merger with Washington Banking Company are reflected in YTD 2015 results • Continued focus on growth trends and capital management – Grow organically and continue to evaluate M&A opportunities – Continue to focus on improving shareholder value • Attractive valuation

20 APPENDIX

HISTORICAL FINANCIAL HIGHLIGHTS 21 Source: Company financials, as of 6/30/2015 Note: All dollars in thousands Note: All credit quality information excludes covered loans Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Balance Sheet Total Assets 1,662,473$ 3,391,579$ 3,451,320$ 3,457,750$ 3,459,349$ 3,480,324$ Asset Growth (Anlzd. vs. Prior Period) 0.8% 416.0% 7.0% 0.7% 0.2% 2.4% Gross Loans (Incl. HFS) 1,237,037$ 2,236,572$ 2,207,524$ 2,256,659$ 2,297,056$ 2,354,241$ Loan Growth (Anlzd. vs. Prior Period) 1.7% 323.2% -5.2% 8.9% 7.2% 10.0% Total Deposits 1,404,214$ 2,866,542$ 2,903,069$ 2,906,331$ 2,912,458$ 2,946,487$ Deposit Growth (Anlzd. vs. Prior Period) 1.4% 416.6% 5.1% 0.4% 0.8% 4.7% Net Loans / Deposits Ratio 86.0% 77.0% 75.1% 76.7% 77.9% 78.9% Cash and Securities / Total Assets 20.9% 25.1% 27.4% 26.3% 25.2% 23.7% Noninterest Bearing Deposits (% of Total) 25.1% 23.3% 23.7% 24.4% 24.0% 24.7% Non-maturity deposits (% of Total) 78.8% 78.3% 80.1% 81.9% 83.2% 84.3% Capital Adequacy Tangible Common Equity 185,593$ 319,476$ 321,179$ 324,588$ 333,135$ 330,264$ Tangible Common Equity Ratio 11.5% 9.8% 9.7% 9.8% 10.0% 9.9% Leverage Ratio 11.5% 12.6% 10.3% 10.2% 10.6% 10.6% Risk Based Capital Ratio 16.6% 15.7% 15.9% 15.1% 14.5% 14.1% Credit Quality Ratios NPAs / Total Assets 0.97% 0.58% 0.48% 0.29% 0.26% 0.21% NCOs / Avg. Loans -0.06% 0.18% 0.13% 0.27% 0.21% 0.13% Loan Loss Reserves / Gross Loans 1.94% 1.08% 1.08% 1.04% 1.03% 1.02% Income Statement and Performance Ratios Net Interest Income 16,741$ 28,596$ 33,307$ 36,780$ 32,674$ 32,470$ Net Income 2,543$ 4,148$ 7,068$ 7,255$ 9,779$ 8,725$ ROAA 0.62% 0.59% 0.82% 0.83% 1.15% 1.01% Net Interest Margin 4.48% 4.55% 4.32% 4.74% 4.31% 4.19% Noninterest Expense / Avg. Assets 3.63% 3.85% 3.27% 3.36% 3.07% 3.01% Avg Assets Per Employee 4,487$ 4,278$ 4,384$ 4,421$ 4,505$ 4,552$ Efficiency Ratio 77.6% 80.9% 73.1% 71.9% 63.5% 66.3%

DISCOUNTS ON ACQUIRED LOANS 22 • $23.5 million remaining loan discount on acquired loans, including covered and non-covered portfolios Source: Company information, as of 6/30/2015 Note: All dollars in thousands Covered Non- Covered Total 3/31/2014 Loan Balance 62,450$ 188,461$ 250,911$ Remaining Loan Mark 976$ 6,809$ 7,785$ Recorded Investment 61,474$ 181,652$ 243,126$ Discount % 1.56% 3.61% 3.10% 6/30/2014 Loan Balance 174,187$ 1,055,584$ 1,229,771$ Remaining Loan Mark 14,519$ 31,096$ 45,615$ Recorded Investment 159,668$ 1,024,488$ 1,184,156$ Discount % 8.34% 2.95% 3.71% 9/30/2014 Loan Balance 149,673$ 995,910$ 1,145,583$ Remaining Loan Mark 10,840$ 24,933$ 35,773$ Recorded Investment 138,833$ 970,977$ 1,109,810$ Discount % 7.24% 2.50% 3.12% 12/31/2014 Loan Balance 131,882$ 927,231$ 1,059,113$ Remaining Loan Mark 5,682$ 24,025$ 29,707$ Recorded Investment 126,200$ 903,206$ 1,029,406$ Discount % 4.31% 2.59% 2.80% 3/31/2015 Loan Balance 121,852$ 869,327$ 991,179$ Remaining Loan Mark 4,231$ 21,468$ 25,699$ Recorded Investment 117,621$ 847,859$ 965,480$ Discount % 3.47% 2.47% 2.59% 6/30/2015 Loan Balance 110,590$ 809,629$ 920,219$ Remaining Loan Mark 2,903$ 20,543$ 23,446$ Recorded Investment 107,687$ 789,086$ 896,773$ Discount % 2.63% 2.54% 2.55% Total Acquired Loans $8,537 $7,785 $45,615 $35,773 $29,707 $25,699 $23,446 3.24% 3.10% 3.71% 3.12% 2.80% 2.59% 2.55% 2.00% 2.50% 3.00% 3.50% 4.00% $- $10,000 $20,000 $30,000 $40,000 $50,000 Remaining Loan Mark Discount %